Exhibit 99.1

Cinedigm Announces Fourth Quarter and Full Year Fiscal 2017 Financial Results

LOS ANGELES (June 29, 2017) - Cinedigm Corp. (NASDAQ: CIDM) today announced financial results for the fourth quarter and full year Fiscal 2017, which ended March 31, 2017.

Financial Summary

Results for fourth quarter 2017:

•	Consolidated revenues were $19.6 million

•	Content and Entertainment revenues were $7.9 million

•	Consolidated adjusted EBITDA was $6.7 million

•	Non-deployment adjusted EBITDA was ($1.8) million, inclusive of operating costs incurred in the ramp up of Over-The-Top (OTT) channels, a 12% improvement over prior year quarter

Results for full year 2017:

•	Consolidated revenues for the year were $90.4 million

•	Content and entertainment revenues for the year were $34.2 million

•	Consolidated adjusted EBITDA for the year was $43.4 million

•	Non-Deployment adjusted EBITDA was $1.0 million, a $4.4 million improvement over last fiscal year

Fourth Quarter Highlights

•	The Company completed an exchange of $10.0 million of a portion of the Company’s 5.5% Convertible Notes for common stock and second lien debt

•	The Company announced a partnership to launch The WHAM Network, a 24/7 streaming channel providing news, information and entertainment focused on the fast-growing global eSports and Gaming ecosystem

•	The Company announced plans to significantly extend the availability of its fast-growing OTT services by supporting Google’s Chromecast and Android TV Platforms, as well as Amazon Fire TV for the first time, expanding reach by over 60+ million potential consumers

•	The Company’s OTT group has focused on completing a substantial upgrade of technical and distribution infrastructure to support three imminent deals with major MVPDs and Telcos, which are expected to go live in the second half of FY2018

•	Subsequent to fiscal year end, the Company announced an agreement with JungoTV to distribute Cinedigm’s portfolio of digital networks to cable, satellite, telco, and technology companies in emerging and fast-growth markets with a total population of over 2.5 billion consumers

•	Subsequent to fiscal year end, the Company announced it had selected Verizon Digital Media Services to power the streaming and syndication of linear content for its portfolio of over the top digital networks

Fiscal Year Highlights

•	The Company paid down over $53.1 million in non-recourse debt related to the Digital Cinema business
•	The Company achieved in excess of $10.0 million in operating cost savings that were initiated during Fiscal 2016

•	The Company continues to work with advisors to strengthen its balance sheet by reducing debt obligations and expanding its current bank revolver
•	The Company’s OTT channels (Dove Channel, Docurama, CONtv) continue to gain significant App downloads, registered users and active subscribers. The three channels currently have approximately 3.98 million App downloads, 797,000 registered users and approximately 85,000 active subscribers update

•	The Company terminated the current office lease for its West Coast facilities and leased less expensive space, reducing its rent expense by over $0.7 million annually

“We continue to position Cinedigm for success via our cost cutting measures, our strengthened balance sheet and our growing OTT business,” said Chris McGurk, Chairman and CEO. “We now plan on expanding our businesses internationally, closing key new distribution deals to rapidly grow our OTT channels and leveraging our OTT capabilities to launch new owned and third party channels while providing important business and content services to the entire high growth OTT ecosystem.”

“We are pleased that through the continued growth in OTT revenues, combined with our extensive cost cutting measures, we were able to achieve positive EBITDA in the non-deployment group for the fiscal year, which is a tremendous improvement over last year. Additionally, we are evaluating options to expand our revolving credit facility and improve our overall balance sheet,” said Jeffrey Edell, Chief Financial Officer. “And, as we have referenced before, it is also important to note that we own more than 4,600 digital projector systems.”

Adjusted EBITDA is defined by the Company for the periods presented to be earnings before interest, taxes, depreciation and amortization, other income, net, goodwill impairment, litigation related expenses and recoveries, stock-based compensation and expenses, restructuring, transition and acquisitions expenses, net, and certain other items. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation in the tables attached to this release of adjusted EBITDA to loss from continuing operations calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Adjusted EBITDA is not a measurement of financial performance under GAAP and may not be comparable to other similarly titled measures of other companies. The Company calculated and communicated adjusted EBITDA in the tables because the Company's management believes it is of importance to investors and lenders by providing additional information with respect to the performance of its fundamental business activities. Management presents adjusted EBITDA because it believes that adjusted EBITDA is a useful supplement to net loss as an indicator of operating performance. Management also believes that adjusted EBITDA is an industry-wide financial measure that is useful both to management and investors when evaluating the Company's performance and comparing our performance with the performance of our competitors. Management also uses adjusted EBITDA for planning purposes, as well as to evaluate the Company's performance because it believes that adjusted EBITDA more accurately reflects the Company's results, as it excludes certain items, such as stock-based compensation charges, that management believes are not indicative of the Company's operating performance. The Company believes that adjusted EBITDA is a performance measure and not a liquidity measure. Adjusted EBITDA should not be considered as an alternative to operating or net loss as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of cash flows, in each case as determined in accordance with GAAP, or as a measure of liquidity.  In addition, adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows.  The Company's calculation of adjusted EBITDA may or may not be consistent with the calculation of this measure by other companies in the same industry. Investors should not view adjusted EBITDA as an alternative to the GAAP operating measure of net income (loss). In addition, adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows. Management does not intend the presentation of these non-GAAP measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP measures should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP.

Conference Call

Cinedigm will host a conference call to discuss its financial results at 4:30 p.m. EDT on June 29, 2017.

To participate in the conference call, please dial (877) 754-5303 or for international callers (678) 894-3030 at least five minutes prior to the start of the call. No passcode is required. An audio webcast of the call will be accessible at http://investor.cinedigm.com/events.cfm. To listen to the live webcast, please visit the site prior to the start of the call in order to register, download and install any necessary audio software.

For those unable to participate during the live broadcast, a replay will be available beginning June 29, 2017 at 7:30 p.m. EDT, through July 4, 2017 at 11:59 p.m. EDT. To access the replay, dial (855) 859-2056 (U.S.) or (404) 537-3406 (International) and use passcode:  39565458.

About Cinedigm

Cinedigm powers custom content solutions to the world’s largest retail, media and technology companies. We provide premium feature films and series to digital platforms including iTunes, Netflix, and Amazon, cable and satellite providers including Comcast, Dish Network and DirecTV, and major retailers including Walmart and Target. Leveraging Cinedigm’s unique capabilities, content and technology, the Company has emerged as a leader in the fast-growing over-the-top channel business, with four channels under management that reach hundreds of millions of devices while also providing premium content and service expertise to the entire OTT ecosystem. Learn more about Cinedigm at www.cinedigm.com

Cinedigm™ and Cinedigm Digital Cinema Corp™ are trademarks of Cinedigm Corp. www.cinedigm.com. [CIDM-E]

Safe Harbor Statement
Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of Cinedigm officials during presentations about Cinedigm, along with Cinedigm's filings with the Securities and Exchange Commission, including Cinedigm's registration statements, quarterly reports on Form 10-Q and annual report on Form 10-K, are "forward-looking'' statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act''). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects," "anticipates,'' "intends,'' "plans,'' "could," "might," "believes,'' "seeks," "estimates'' or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cinedigm's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about Cinedigm, its technology, economic and market factors and the industries in which Cinedigm does business, among other things. These statements are not guarantees of future performance and Cinedigm undertakes no specific obligation or intention to update these statements after the date of this release.

For more information:

Jill Newhouse Calcaterra

Cinedigm

jcalcaterra@cinedigm.com

310-466-5135

	March 31,
	2017	2016
ASSETS
Current assets
Cash and cash equivalents	$12,566	$25,481
Accounts receivable, net	53,608	52,898
Inventory, net	1,137	2,024
Unbilled revenue	5,655	5,570
Prepaid and other current assets	13,484	15,872
Total current assets	86,450	101,845
Restricted cash	1,000	8,983
Property and equipment, net	33,138	61,740
Intangible assets, net	20,227	25,940
Goodwill	8,701	8,701
Debt issuance costs, net	260	894
Other long-term assets	1,558	1,295
Total assets	$151,334	$209,398
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Accounts payable and accrued expenses	$73,679	$68,517
Current portion of notes payable, non-recourse	6,056	29,074
Current portion of notes payable	19,599	—
Current portion of capital leases	66	341
Current portion of deferred revenue	2,461	2,901
Total current liabilities	101,861	100,833
Notes payable, non-recourse, net of current portion and unamortized debt issuance costs of $2,701 and $4,577, respectively	55,048	83,238
Notes payable, net of current portion and unamortized debt issuance costs of $5,340 and $3,989, respectively	59,396	86,938
Capital leases, net of current portion	—	3,884
Deferred revenue, net of current portion	5,324	7,532
Other long-term liabilities	408	—
Total liabilities	222,037	282,425
Stockholders’ Deficit
Preferred stock, 15,000,000 shares authorized; Series A 10% - $0.001 par value per share; 20 shares authorized; 7 shares issued and outstanding at March 31, 2017 and 2016, respectively. Liquidation preference of $3,648	3,559	3,559
Common stock, $0.001 par value; Class A and Class B stock; Class A stock 25,000,000 and 21,000,000 shares authorized; 11,841,983 and 7,977,861 shares issued and 11,841,983 and 7,977,861 shares outstanding at March 31, 2017 and 2016, respectively; 1,241,000 Class B stock authorized and issued and zero shares outstanding at March 31, 2017 and 2016, respectively	12	9
Additional paid-in capital	287,393	269,941
Treasury stock, at cost; 277,244 Class A common shares at March 31, 2016	—	(2,839)
Accumulated deficit	(360,415)	(342,448)
Accumulated other comprehensive loss	(38)	(64)
Total stockholders’ deficit of Cinedigm Corp.	(69,489)	(71,842)
Deficit attributable to noncontrolling interest	(1,214)	(1,185)
Total deficit	(70,703)	(73,027)
Total liabilities and deficit	$151,334	$209,398

	For the Fiscal Year Ended March 31,
	2017	2016
Revenues	$90,394	$104,449
Costs and expenses:
Direct operating (excludes depreciation and amortization shown below)	25,121	31,341
Selling, general and administrative	23,776	33,367
Provision for doubtful accounts	1,213	789
Restructuring expenses	87	1,130
Goodwill impairment	—	18,000
Litigation recovery, net of expenses	—	(2,228
Depreciation and amortization of property and equipment	27,722	37,344
Amortization of intangible assets	5,718	5,852
Total operating expenses	83,637	125,595
Income (loss) from operations	6,757	(21,146)
Interest income	73	82
Interest expense	(19,068)	(20,642)
Loss on extinguishment of notes payable	(1,063)	(931)
Debt conversion expense	(4,352)	—
Gain on termination of capital lease	2,535	—
Other income, net	31	513
Change in fair value of interest rate derivatives	142	(40)
Loss before income tax expense	(14,945)	(42,164)
Income tax expense	(252)	(345)
Net loss	(15,197)	(42,509)
Net loss attributable to noncontrolling interest	68	767
Net loss attributable to controlling interests	(15,129)	(41,742)
Preferred stock dividends	(356	(356)
Net loss attributable to common stockholders	$(15,485)	$(42,098)
Net loss per Class A and Class B common stock attributable to common stockholders - basic and diluted:
Net loss attributable to common stockholders	$(1.92)	$(6.51)
Weighted average number of Class A and Class B common stock outstanding: basic and diluted	8,049,160	6,467,978

	For the Fiscal Year Ended March 31,
($ in thousands)	2017	2016
Net loss	$(15,197)	$(42,509)
Add Back:
Income tax expense	252	345
Depreciation and amortization of property and equipment	27,722	37,344
Amortization of intangible assets	5,718	5,852
Gain on termination of capital lease	(2,535)	—
Interest expense, net	18,995	20,560
Loss on extinguishment of debt	1,063	931
Debt conversion expense	4,352	—
Other income, net	40	(513)
Change in fair value of interest rate derivatives	(142)	40
Provision for doubtful accounts	1,213	789
Stock-based compensation and expenses	1,726	1,832
Goodwill impairment	—	18,000
Restructuring, transition and acquisition expenses, net	87	1,130
Professional fees pertaining to activist shareholder proposals and compliance	—	816
Litigation recovery, net of expenses	—	(2,228)
Net loss attributable to noncontrolling interest	68	767
Adjusted EBITDA	$43,362	$43,156

Adjustments related to the Phase I and Phase II Deployments:
Depreciation and amortization of property and equipment	$(26,786)	$(35,969)
Amortization of intangible assets	(46)	(46)
Provision for doubtful accounts	(946)	(339)
Restructuring, acquisitions and transition expenses	—	—
Income from operations	(14,616)	(10,186)
Adjusted EBITDA from non-deployment businesses	$968	$(3,384)

	For the Three Months Ended March 31,
($ in thousands)	2017	2016
Net loss	$(9,658)	$(6,140)
Add Back:
Income tax expense	109	(125)
Depreciation and amortization of property and equipment	5,164	9,132
Amortization of intangible assets	1,396	1,467
Gain on termination of capital lease	—	—
Interest expense, net	4,122	5,080
Loss on extinguishment of debt	373	—
Debt conversion expense	3,943	—
Other income, net	180	(7)
Change in fair value of interest rate derivatives	(38)	8
Provision for doubtful accounts	797	450
Stock-based compensation and expenses	362	409
Goodwill impairment	—	—
Restructuring, transition and acquisition expenses, net	(45)	358
Professional fees pertaining to activist shareholder proposals and compliance	—	(40)
Litigation recovery, net of expenses	—	(1,593)
Net loss attributable to noncontrolling interest	14	79
Adjusted EBITDA	$6,719	$9,078

Adjustments related to the Phase I and Phase II Deployments:
Depreciation and amortization of property and equipment	$(4,988)	$(8,848)
Amortization of intangible assets	(12)	(15)
Provision for doubtful accounts	(530)	—
Restructuring, acquisitions and transition expenses	—	—
Income from operations	(2,985)	(2,265)
Adjusted EBITDA from non-deployment businesses	$(1,796)	$(2,050)